SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2012

PUB CRAWL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-169818	27-2758155
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

801 West Bay Dr. Suite 470 Largo, FL 33770
(Address of principal executive offices)

727.330.2731
(Registrant’s Telephone Number)

19 6th Street

Belize City, Belize

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 2 is being filed to add to certain information that was inadvertently omitted from the original Form 8-K. and the Form 8-K/A, both filed on November 30, 2012, to Item 5.01 concerning the nature of any prior material relationship between Mobile Dynamic Marketing and the new officers, directors and major shareholders, Brian McFadden and Michelle Pannoni.

ITEM 3.02.

UNREGISTERED SALES OF EQUITY SECURITIES

The following table sets forth, as of November 29, 2012, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 115,500,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner Directors and Officers:	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership

Brian McFadden(1) 801 West Bay Drive, Suite 470 Largo, Florida 33770 Michelle Pannoni (2) 801 West Bay Drive, Suite 470 Largo, Florida 33770	37,500,000 37,500,000	32.4% 32.4%
All executive officers and directors as a group (2 people)	75,000,000	64.8%

(1)

Brian McFadden acquired these shares on November 27, 2012 in a private transaction from Hubert Elrington, our former sole officer and director.

(2)

Michelle Pannoni acquired these shares on November 27, 2012 in a private transaction from Hubert Elrington, our former sole officer and director.

(3)

Hubert Elrington irrevocably canceled and returned to authorized but unissued status a total of 150,000,000 shares of common stock on November 28, 2012, thereby reducing the total number of issued and outstanding common shares to the present number of 115,500,000 shares.

ITEM 5.01.

CHANGES IN CONTROL OF REGISTRANT

On November 27, 2012, Brian McFadden and Michelle Pannoni acquired control of seventy five million (75,000,000) shares (total) of the Company’s issued and outstanding common stock, Elrington in accordance with a stock purchase agreement between Mr. McFadden, Michelle Pannoni and Mr. Elrington (the “Stock Purchase Agreement”).

As part of the acquisition the following changes to the Company's directors and officers have occurred:

As of November 27, 2012, Hubert Elrington resigned as the sole member of the Company’s Board of Directors and as the Company’s President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary.

As of November 27, 2012, Brian McFadden was appointed as President, CEO and Director of the Company, and Michelle Pannoni was appointed Secretary, Treasurer, CFO and Director of the Company.

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Mr. Hubert Elrington resigned from all positions with the Company effective as of November 27, 2012, including the sole member of the Company’s Board of Directors and the Company’s President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary.  The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On November 27, 2012, Brian McFadden was appointed as President, CEO and Director of the Company, and Michelle Pannoni was appointed Secretary, Treasurer and Director of the Company.

The biographies for Mr. Brian McFadden and Ms. Michelle Pannoni are set forth below:

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BRIAN MCFADDEN, President, CEO and Director

Brian McFadden graduated from Hamilton College in 2007 where he studied both Economics and Sociology. Following graduation and through December 2008, Brian worked for Rogers Associates Machine Tool Corp as the Director of Business Development where he designed and implemented sales plans for major companies and Government entities including NASA, Ball Aerospace, The Harris Corporation and others.

In December 2008, Brian founded Rail Nine Media, a full service web design and marketing house that has worked with clients ranging from MTV’s Bam Margera to major financial service companies on all aspects of marketing. Brian is responsible for the daily operation and maintenance of the company and it’s clientele. In this role, Brian has created and maintained Social Media Marketing Campaigns, SMS Messaging campaigns, Print Media, Web Media and comprehensive multi-media campaigns.

In April 2010, Brian co-founded IRocNights, a single source hospitality resource for the Western New York Region. IRocNights expanded from Syracuse to Buffalo and gained major traction with over 100 clients in less then a year. While running IRocNights, Brian assisted in the creation of a 25-member team that cultivated and maintained relationships with numerous local businesses, politicians and social groups.

Brian expanded his IRocNights customer base through the launch of Let’s Stay Local in March 2011, a daily deal site specializing in Entertainment and targeting nightlife venue demographics. Capitalizing on the Groupon momentum, Let’s Stay Local focused on daily deals for the targeted younger generations. While at Let’s Stay Local, Brian was responsible for building the consumer distribution list while ensuring that the proper Daily Deals had been acquired and scheduled.  Brian sold IRocNights and its partnering businesses in October of 2011.

Brian currently remains at Rail Nine Media, where he started working in 2008.

MICHELLE PANNONI, Secretary, Treasurer, CFO and Director

Michelle Pannoni attended Monroe Community College and Rochester Institute of Technology in Rochester, New York with a major concentration in Accounting and minor concentration in Finance and Marketing.

Michelle began her professional career by securing the position of Junior Accountant for a major accounting firm in New York.  She subsequently expanded her career experience capitalizing on her marketing background and secured a position as Marketing Partner in a hospitality enterprise with full accountability for all phases of marketing management, promotions and sales, and developed the business to the point of a profitable sale.

Michelle subsequently relocated to Florida for an opportunity as VP Marketing for a Marketing Group of various condominium tracts where she was responsible for the development, execution, and tracking of multiple web based marketing lead generation and sales programs.

She continued to expand her business expertise, serving in the management, marketing, and accounting functions for various private and public venues, all with corporate objectives related to utilizing her skill set in the development and on going management of web based marketing services.

In April of 2007, Michelle launched her own unique retail business “Talk of the Town Accessories” which she developed, marketed, and brought to a profitable sale in September 2009.

In October 2009 she became active as Florida Realtor specializing in the analysis, packaging, and web based marketing and sales of Commercial Real Estate venues including mixed use land sites, apartment and condominium conversion projects, marinas, hospitality/hotel acquisition and conversion to fractional use projects.

In March of 2011, Michelle launched her own web based marketing and design company –Trudico LLC, and simultaneously partnered with Brian McFadden, for the launch of Let’s Stay Local, an Entertainment venue designed to leverage the Groupon Daily Deal phenomenon into a younger, recurring, local nightlife demographic.

Currently, Michelle remains involved in the day to day operations of Trudico LLC while also remaining an active Florida Realtor.

Additional Information:

Mobile Dynamic Marketing was incorporated in the State of Florida on November 6, 2012. Upon incorporation Brian McFadden was elected President, Chief Executive Officer. Also, at this time, Michelle Pannoni was elected secretary, Treasurer, Vice President. At the time of incorporation Brian McFadden and Michelle Pannoni were also the only two shareholders of Mobile Dynamic Marketing. Upon completion of the acquisition by Pub Crawl Holdings, Inc., both Brian McFadden and Michelle Pannoni exchanged their shares in Mobile Dynamic Marketing for shares in Pub Crawl Holdings, Inc. Also at this time Brian McFadden was elected President, CEO of Pub Crawl Holdings Inc and Michelle Pannoni was elected Secretary, Treasurer, Vice President of Pub Crawl Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUB CRAWL HOLDINGS, INC.

Date: January 30, 2013		/s/ Brian McFadden
	By:	Brian McFadden
	Its:	President/Director

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